UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2018
AXA Equitable Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1290 Avenue of the Americas, New York, New York		10104
(Address of principal executive offices)		(Zip Code)
(212) 554-1234
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note: This Current Report on Form 8-K/A amends the Current Report on Form 8-K furnished by AXA Equitable Holdings, Inc. (the “Company”) on June 19, 2018 (the “Original Form 8-K”), to correct certain information furnished in the Original Form 8-K. Except as set forth herein, this Amendment does not modify or update any other disclosure contained in the Original Form 8-K or exhibits thereto.
Item 2.02    Results of Operations and Financial Condition.
On June 19, 2018, the Company furnished a Financial Supplement relating to its results of operations for the quarter ended March 31, 2018 (the “Original Financial Supplement”). An updated Financial Supplement is being furnished hereunder as Exhibit 99.2 to correct certain information provided in the Original Financial Supplement. This newly furnished Financial Supplement replaces the Original Financial Supplement. For ease of reference, the items corrected include the following: (a) certain net flows and AUM figures provided on pages 15 and 16, (b) parentheses on certain line items on pages 4 and 27, (c) AXA Advisors headcount on page 8, (d) the addition of Protection Solutions Reserves line items on page 19, (e) deferred acquisition costs rollforward figures on page 24, (f) percentage change columns throughout and (g) certain other typographical or rounding errors.
As provided in General Instruction B.2 of Form 8-K, the information and exhibit provided pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01    Regulation FD Disclosure.
During the Company’s earnings call discussing first quarter 2018 financial results on June 20, 2018, the Company reported Pro Forma Non-GAAP Operating ROE for the twelve months ended March 31, 2018 of 13.6% and Pro Forma Non-GAAP Operating ROE for the year ended December 31, 2017 of 12.3%. Pro Forma Non-GAAP Operating ROE is not a measure calculated and presented in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). The “Non-GAAP Reconciliation” section of the Financial Supplement, furnished hereunder as Exhibit 99.2, provides a reconciliation of Pro Forma Non-GAAP Operating ROE to the most directly comparable U.S. GAAP measure for each of these periods.
As provided in General Instruction B.2 of Form 8-K, the information provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.2	Financial Supplement for the quarter ended March 31, 2018 (furnished and not filed)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXA EQUITABLE HOLDINGS, INC.

Date:	June 21, 2018	By:	/s/ Dave S. Hattem
		Name:	Dave S. Hattem
		Title:	Senior Executive Vice President, General Counsel and Secretary